UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49912	75-3036312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 East Main Street, Sevierville, Tennessee		37862
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (865) 428-7990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 14, 2012, James S. Friddell resigned as Chief Executive Officer and Director of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), and Mountain National Bank (the “Bank”), a wholly-owned subsidiary of the Company. Mr. Friddell did not resign as a result of any disagreement or dispute with the Company or the Bank but rather to take a position outside of Tennessee with a federal banking regulatory agency.

Michael L. Brown continues to serve as President of the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.

By:	/s/ Richard A. Hubbs
Name:	Richard A. Hubbs
Title:	Senior Vice President and Chief Financial Officer

Date: September 19, 2012